SUPPLEMENT DATED OCTOBER 14, 2015
to

PROSPECTUSES DATED MAY 2, 2011
FOR MASTERS I SHARE NY, MASTERS CHOICE II NY, MASTERS FLEX II NY,
 AND MASTERS EXTRA II NY

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS EXTRA NY, MASTERS ACCESS NY, MASTERS CHOICE NY,
 AND MASTERS FLEX NY

PROSPECTUSES DATED MAY 21, 2007
FOR REGATTA-NY, REGATTA GOLD-NY, AND FUTURITY NY

PROSPECTUSES DATED MAY 1, 2007
FOR MASTERS REWARD NY AND MASTERS SELECT NY

PROSPECTUSES DATED MAY 1, 2003
FOR REGATTA EXTRA NY AND FUTURITY ACCOLADE NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT C

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective April 29, 2016, the name of the following investment option will be changed:

Current Name	New Name

MFS® Money Market Portfolio	MFS® U.S. Government Money Market Portfolio

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.